BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: June 11, 2021 09:39 AM Pacific Time

Incorporation Number: **BC1210954**

Recognition Date and Time: *Incorporated on May 31, 2019 11:59 AM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

BRIGHT MINDS BIOSCIENCES INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117
VANCOUVER BC V6E 4N7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Leahy, Emer

Mailing Address:	**Delivery Address:**
5 HOLLOW HORN ROAD ERWINNA PA 18920 UNITED STATES	5 HOLLOW HORN ROAD ERWINNA PA 18920 UNITED STATES

Last Name, First Name, Middle Name:
Kozikowski, Alan

Mailing Address:	**Delivery Address:**
2020 N. LINCOLN PARK WEST APT 36A CHICAGO IL 60614 UNITED STATES	2020 N. LINCOLN PARK WEST APT 36A CHICAGO IL 60614 UNITED STATES

Last Name, First Name, Middle Name:
Fryzuk, Jeremy

Mailing Address:	**Delivery Address:**
20 PEMBRIDGE CRESCENT FLAT 8 LONDON W11 3DS UNITED KINGDOM	20 PEMBRIDGE CRESCENT FLAT 8 LONDON W11 3DS UNITED KINGDOM

Last Name, First Name, Middle Name:
Bottler, Nils

Mailing Address:	**Delivery Address:**
KOLLWITZSTRASSE 88 BERLIN 10435 GERMANY	KOLLWITZSTRASSE 88 BERLIN 10435 GERMANY

Last Name, First Name, Middle Name:
McDonald, Ian

Mailing Address:	**Delivery Address:**
560 KING STREET WEST SUITE 328 TORONTO ON M5V 0L5 CANADA	560 KING STREET WEST SUITE 328 TORONTO ON M5V 0L5 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached